                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 18, 2006
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                       LONE STAR STEAKHOUSE & SALOON, INC.
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             (Exact name of registrant as specified in its charter)

Delaware                               0-19907               48-1109495
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(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)          Identification No.)

224 East Douglas, Suite 700, Wichita, KS                              67202
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(Address of principal executive offices)                              (zip code)

Registrant's telephone number, including area code: (316) 264-8899
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                                      N/A
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              (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         / /      Written communications pursuant to Rule 425 under the
                  Securities Act (17 CFR 230.425)

         / /      Soliciting material pursuant to Rule 14a-12 under the Exchange
                  Act (17 CFR 240.14a-12)

         / /      Pre-commencement communications pursuant to Rule 14d-2(b)
                  under the Exchange Act (17 CFR 240.14d-2(b))

         / /      Pre-commencement communications pursuant to Rule 13e-4(c)
                  under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

MERGER AGREEMENT

         On August 18, 2006, Lone Star Steakhouse & Saloon, Inc., a Delaware
corporation (the "Company"), entered into an Agreement and Plan of Merger (the
"Merger Agreement") with Lone Star U.S. Acquisitions LLC ("Purchaser") and COI
Acquisition Corp. ("Merger Sub") pursuant to which each of the holders of the outstanding common stock, $.01 par value (the "Common Stock"), of the Company will receive an aggregate of $27.10 per share in cash. Merger Sub and Purchaser are affiliates of Lone Star Funds, a Dallas-based private equity firm.

         Under the Merger Agreement, the Company will sell to an affiliate or affiliates of Purchaser all of the shares of capital stock of the Company's subsidiaries which own the assets related to its Lone Star Steakhouse & Saloon restaurants and Texas Land & Cattle Steak House restaurants, and, immediately thereafter, Merger Sub will merge with and into the Company with the Company being the surviving corporation in the merger. As a result of the merger, the
Company will cease to be a publicly traded company.

          The Merger Agreement and related transactions are subject to the approval of the Company's stockholders and certain other customary closing conditions, and are expected to be completed during the fourth quarter of 2006.

         Lone Star Funds is not an affiliate of the Company, and no members of the management or the Board of Directors of the Company will be participating in the purchase of the Company.

         The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger
Agreement. The Merger Agreement is filed herewith as Exhibit 99.1 and is incorporated herein by reference. The Merger Agreement has been included to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about the Company or Lone
Star Funds. The Merger Agreement contains representations and warranties that the parties to the Merger Agreement made to and solely for the benefit of each other, and the assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Merger Agreement. Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Merger Agreement and are modified in important part by the underlying disclosure schedules.

         In connection with the proposed transaction, the Company will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND
SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES
AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company at the Securities and Exchange Commission's web
site at www.sec.gov. The proxy statement and such other documents may also be obtained for free from the Company by directing such request to the Company,
Attention: Gerald T. Aaron, Secretary, Lone Star Steakhouse & Saloon, Inc., 224
East Douglas, Suite 700, Wichita, Kansas 67202, Telephone: (316) 264-8899.

         The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Information concerning the interests of Company's participants in the solicitation is set forth in the Company's proxy statements and Annual
Reports on Form 10-K, previously filed with the Securities and Exchange
Commission, and in the proxy statement relating to the transaction when it becomes available.

VOTING AGREEMENT

         Jamie B. Coulter, the Company's Chief Executive Officer, has entered into a voting agreement in which, subject to certain exceptions, he has agreed to vote his shares in favor of the Merger Agreement and the related transactions. The voting agreement is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

EMPLOYEE RETENTION PLAN

         In connection with entering into the Merger Agreement, the Company has adopted an Employee Retention Plan to provide retention bonuses for certain employees of the Company who remain with the Company for a specified period, or whose employment is terminated under certain circumstances, following the closing of the merger. The Employee Retention Plan is filed herewith as Exhibit
99.3 and is incorporated herein by reference.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits

         Exhibit No.       Exhibits
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            99.1           Agreement and Plan of Merger, dated as of August 18,
                           2006, by and among Lone Star Steakhouse & Saloon,
                           Inc., Lone Star U.S. Acquisitions LLC and COI
                           Acquisition Corp.

            99.2           Voting Agreement, dated as of August 18, 2006, by and
                           among Lone Star Steakhouse & Saloon, Inc., Lone Star
                           U.S. Acquisitions LLC, COI Acquisition Corp. and
                           Jamie B. Coulter.

            99.3           Employee Retention Plan.

                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             LONE STAR STEAKHOUSE & SALOON, INC.

Dated: August 21, 2006                       By: /s/ John D. White
                                                 -------------------------------
                                                 Name:  John D. White
                                                 Title: Executive Vice President

                                  EXHIBIT INDEX
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Exhibit No.       Exhibits
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   99.1           Agreement and Plan of Merger, dated as of August 18, 2006, by and among Lone Star Steakhouse & Saloon, Inc., Lone Star U.S.
                  Acquisitions LLC and COI Acquisition Corp.

   99.2           Voting Agreement, dated as of August 18, 2006, by and among
                  Lone Star Steakhouse & Saloon, Inc., Lone Star U.S.
                  Acquisitions LLC, COI Acquisition Corp. and Jamie B. Coulter.

   99.3           Employee Retention Plan.